                                                                    EXHIBIT 99.1

                          PACIFIC GULF PROPERTIES INC.

                             LETTER OF TRANSMITTAL

        TO TENDER 8.375% CONVERTIBLE SUBORDINATED DEBENTURES DUE 2001 OF PACIFIC GULF PROPERTIES INC. IN EXCHANGE FOR SHARES OF ITS COMMON STOCK


     This Letter of Transmittal (the "Letter of Transmittal") is to be completed, signed and mailed or delivered by the holders (the "Holders") of the 8.375% Convertible Subordinated Debentures Due 2001 (the "Debentures") of Pacific Gulf Properties Inc., a Maryland corporation (the "Company"), who wish to tender their Debentures in exchange for not greater than 58 and not less than 54 shares of the Company's Common Stock, $.01 par value per share (the "Common Stock"), upon the terms and subject to the conditions set forth in the Prospectus dated November 8, 1996 (the "Prospectus") and this Letter of Transmittal.



   THE EXCHANGE OFFER WILL EXPIRE AT 5:00 NEW YORK CITY TIME, ON DECEMBER 10,

     1996 (AS SUCH DATE MAY BE EXTENDED, THE "EXPIRATION DATE"). DEBENTURES
      TENDERED MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.


                             The Exchange Agent is:


                       HARRIS TRUST COMPANY OF CALIFORNIA

               By Mail:                       By Overnight Courier:                        By Hand:
  Harris Trust Company of California    Harris Trust Company of California    Harris Trust Company of California
 c/o Harris Trust Company of New York  c/o Harris Trust Company of New York  c/o Harris Trust Company of New York
         Wall Street Station                77 Water Street, 4th Floor                  Receive Window
            P.O. Box 1010                       New York, NY 10005                77 Water Street, 5th Floor
       New York, NY 10268-1010                                                        New York, NY 10005
                                            By Facsimile Transmission:
                                         (For Eligible Institutions Only)
                                                  (212) 701-7636
                                                  (212) 701-7637
                                              Confirm by Telephone:
                                                  (212) 701-7624

--------------------------------------------------------------------------------
                       DESCRIPTION OF DEBENTURES TENDERED
                           (SEE INSTRUCTIONS 5 AND 7)

------------------------------------------------------------------------------------------------------------------------------
        NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                               DEBENTURES TENDERED
 (PLEASE FILL IN EXACTLY AS NAME(S) APPEAR(S) ON DEBENTURE(S))               (ATTACH ADDITIONAL LIST IF NECESSARY)
 ------------------------------------------------------------------------------------------------------------------------------
                                                                                        TOTAL PRINCIPAL
                                                                                           AMOUNT OF
                                                                                           DEBENTURES
                                                                                         REPRESENTED BY     PRINCIPAL AMOUNT OF
                                                                     DEBENTURE             DEBENTURE             DEBENTURES
                                                                     NUMBER(S)*         CERTIFICATE(S)*          TENDERED**
                                                                ---------------------------------------------------------------
                                                                ---------------------------------------------------------------
                                                                ---------------------------------------------------------------
                                                                ---------------------------------------------------------------
                                                                ---------------------------------------------------------------
                                                                ---------------------------------------------------------------
                                                                  TOTAL PRINCIPAL
                                                                     AMOUNT OF
                                                                     DEBENTURES
 ------------------------------------------------------------------------------------------------------------------------------

 * Need not be completed by Debenture holders tendering by book-entry transfer.

** Unless otherwise indicated, it will be assumed that all Debentures represented by any certificates delivered to the Exchange Agent are being tendered. See Instruction 5 and 9.

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THE LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be used if Debentures are to be forwarded herewith or if delivery of Debentures is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC") or Philadelphia Depository Trust Company ("PDTC") (hereinafter collectively referred to as the "Book-Entry Transfer Facilities") pursuant to the procedures set forth in the Prospectus.

     Debenture holders who cannot deliver their Debentures and all other documents required hereby to the Exchange Agent by the Expiration Date (as defined in the Prospectus) must tender their Debentures pursuant to the guaranteed delivery procedure set forth in the Prospectus. See Instruction 2. Delivery of documents to the Company or to a Book-Entry Transfer Facility does not constitute a valid delivery.

(BOXES BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY)

[ ] CHECK HERE IF TENDERED DEBENTURES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    TO THE EXCHANGE AGENT'S ACCOUNT AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

  Name of Tendering Institution

  Check Applicable Box:   [ ] DTC     [ ] PDTC

  Account No.

  Transaction Code No.

[ ] CHECK HERE IF TENDERED DEBENTURES ARE BEING DELIVERED PURSUANT TO A NOTICE
    OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

  Name(s) of Registered Debenture holder(s)

  Date of Execution of Notice of Guaranteed Delivery

  Name of Institution that Guaranteed Delivery

  If delivery is by book-entry transfer:

  Name of Tendering Institution

  Check Applicable Box:   [ ] DTC     [ ] PDTC

  Account No.

  Transaction Code No.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

To Harris Trust Company of California, as Exchange Agent:


     The undersigned hereby acknowledges that he or she has received the Prospectus of Pacific Gulf Properties Inc., a Maryland corporation (the "Company"), dated November 8, 1996 (the "Prospectus"), and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange, subject to the terms and conditions set forth in the Offer, not greater than 58 and not less than 54 shares of its Common Stock, $.01 par value per share (the "Common Stock"), for each $1,000 in principal amount of 8.375% Convertible Subordinated Debentures Due 2001 of the Company (the "Debentures").

     The undersigned hereby tenders to the Company the above-described Debentures at an exchange rate per $1,000 principal amount of Debentures as hereinafter set forth, pursuant to the Exchange Offer. The undersigned wishes to tender the principal amount of Debentures set forth above in exchange for shares of Common Stock pursuant to the Exchange Offer.

     The undersigned understands that tenders of Debentures pursuant to the procedures described in the Prospectus under the heading "The Exchange
Offer -- Procedure for Tender" and the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions described in the Prospectus.

     The undersigned represents and warrants that the undersigned has full power and authority to surrender and deliver to you the above listed Debentures, and to tender, sell and assign the Debentures being tendered pursuant hereto, without restriction. The undersigned shall, upon request, execute and deliver any additional documents necessary or desirable to complete the surrender of such Debentures. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned's true and lawful agent and attorney-in-fact, with full power of substitution, such power of attorney being deemed to be an irrevocable power coupled with an interest, to deliver to the Company the below listed Debentures (together with all accompanying evidence of authenticity), against receipt by the Exchange Agent (as agent of the undersigned) of certificates representing that number of shares of Common Stock that the undersigned is entitled to receive for such Debentures pursuant to the Exchange Offer. All authority conferred or agreed to be conferred herein shall survive the death or incapacity of the undersigned and all obligations of the undersigned shall be binding upon the successors, heirs, executors, administrators, legal representatives and assigns of the undersigned.


     The undersigned understands that the Company will determine a single exchange rate per $1,000 principal amount of Debentures (not greater than 58 nor less than 54 shares of Common Stock per $1,000 principal amount of Debentures) (the "Exchange Rate") that it will exchange for Debentures validly tendered and not withdrawn pursuant to the Exchange Offer, taking into account the number of Debentures so tendered and the exchange rates specified by tendering Debenture Holders. The undersigned understands that the Company will select the lowest Exchange Rate that will enable it to purchase a minimum of $37,672,550 Debentures (or such lesser number of Debentures as are validly tendered and not withdrawn at exchange rates not greater than 58 nor less than 54 shares of Common Stock per $1,000 principal amount of Debentures) pursuant to the Exchange Offer. The undersigned understands that all Debentures properly tendered and not withdrawn at exchange rates at or below the Exchange Rate will be exchanged at the Exchange Rate, upon the terms and subject to the conditions of the Exchange Offer, and that the Company will return all other Debentures, including Debentures tendered and not withdrawn at exchange rates greater than the Exchange Rate. The undersigned understands that all Debentures tendered without a specified exchange rate will be deemed to be tendered at an exchange rate of 54 shares of Common Stock for each $1,000 principal amount of Debentures. The undersigned understands that tenders of Debentures pursuant to any one of the procedures described in the Prospectus and in the instructions hereto will constitute an agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.


     The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may terminate or amend the Exchange Offer or may postpone the acceptance for exchange of, or the exchange for, Debentures tendered or may not be required to exchange any of the Debentures tendered hereby or may accept for exchange fewer than all of the Debentures tendered hereby.


     Unless otherwise indicated under the "Special Exchange Instructions," please issue Common Stock and any untendered Debentures in the name(s) of the undersigned. Similarly, unless otherwise indicated under the "Special Delivery Instructions," please mail the certificates representing Common Stock and any untendered Debentures (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both the "Special Exchange Instructions" and the "Special Delivery Instructions" are completed, please issue certificates representing Common Stock and any untendered Debentures in the name(s) of, and forward certificates representing Common Stock to, the person(s) so indicated.

------------------------------------------------------------------------------------------------------------
EXCHANGE RATE (IN SHARES OF COMMON STOCK PER $1,000 PRINCIPAL AMOUNT
OF DEBENTURES) AT WHICH DEBENTURES ARE BEING TENDERED
(SEE INSTRUCTION 6)
------------------------------------------------------------------------------------------------------------
CHECK ONLY ONE BOX. IF MORE THAN ONE BOX IS CHECKED, THERE IS
NO VALID TENDER OF DEBENTURES. IF NO BOX IS CHECKED, THE
TENDERED DEBENTURES WILL BE DEEMED TO BE TENDERED AT
54 SHARES OF COMMON STOCK FOR EACH $1,000
PRINCIPAL AMOUNT OF DEBENTURES.
------------------------------------------------------------------------------------------------------------
  [ ]     54          [ ]     55            [ ]     56            [ ]     57            [ ]     58
------------------------------------------------------------------------------------------------------------


                                   SIGN HERE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           (SIGNATURE(S) OF OWNER(S))

(Must be signed by registered holder(s) exactly as name(s) appear(s) on Debenture certificate(s) or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by an officer of a corporation, trustee, executor, administrator, guardian, attorney or other person acting in a fiduciary or representative capacity, please set forth full title. For general information see Instructions. For information concerning signature guarantees see Instruction 3.)

Dated:
      --------------------------- , 1996

Name(s):------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (Full Title):
                      ----------------------------------------------------------
                               (SEE INSTRUCTIONS)

Address:
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number:
                               -------------------------------------------------

                            GUARANTEE OF SIGNATURES
                               (SEE INSTRUCTIONS)

Authorized Signature:
                     -----------------------------------------------------------

Name: --------------------------------------------------------------------------

Title:
      --------------------------------------------------------------------------

Name of Firm:
             ------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------

Area Code and Telephone Number:
                               -------------------------------------------------

Dated:
      --------------------------- , 1996

          ------------------------------------------------------------

                         SPECIAL EXCHANGE INSTRUCTIONS


        To be completed ONLY if certificates for shares of Common Stock or Debentures not tendered or accepted for exchange, are to be issued in the name of and sent to someone other than the undersigned.


   Issue Check or Certificate(s) to:

   Name
       ---------------------------------------------------------------
                                (PLEASE PRINT)

   Address
          ------------------------------------------------------------


          ------------------------------------------------------------
                               (INCLUDE ZIP CODE)

          ------------------------------------------------------------
                             (TAX IDENTIFICATION OR
                              SOCIAL SECURITY NO.)

                        (SEE SUBSTITUTE FORM W-9 BELOW)
          ------------------------------------------------------------

          ------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS


        To be completed ONLY if certificates for shares of Common Stock, issued in the name of the undersigned, or Debentures not tendered or accepted for exchange, are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.


   Mail Check or Certificate(s) to:

   Name
       ---------------------------------------------------------------
                                    (PLEASE PRINT)

   Address
          ------------------------------------------------------------


          ------------------------------------------------------------
                               (INCLUDE ZIP CODE)

          ------------------------------------------------------------

          ------------------------------------------------------------

                                  INSTRUCTIONS

                       FORMING PART OF THE EXCHANGE OFFER

     1. Letter of Transmittal. This Letter of Transmittal is being provided to you to effect the exchange of Debentures for shares of the Company's Common Stock.


     2. Guaranteed Delivery Procedures. Holders who wish to tender their Debentures and (i) whose Debentures are not immediately available or (ii) who cannot deliver their Debentures or any other documents required by this Letter of Transmittal to the Exchange Agent prior to the Expiration Date (or complete the procedure for book-entry transfer on a timely basis), may tender their Debentures according to the guaranteed delivery procedures set forth herein. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution and a Notice of Guaranteed Delivery (as defined in the Letter of Transmittal) must be signed by such Holder, (ii) on or prior to the Expiration Date, the Exchange Agent must have received from the holder and the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the holder, the certificate number or numbers of the tendered Debentures, and the principal amount of tendered Debentures, stating that the tender is being made thereby and guaranteeing that, within three (3) business days after the date of delivery of the Notice of Guaranteed Delivery, the tendered Debentures, a duly executed Letter of Transmittal or an Agent's Message (as defined in the Prospectus) and any other required documents will be deposited by the Eligible Institution with the Exchange Agent, and (iii) such properly completed and executed documents required by the Letter of Transmittal and the tendered Debentures in proper form for transfer (or confirmation of a book-entry transfer of such Debentures into the Exchange Agent's account at any Book-Entry Transfer Facility and the receipt of an Agent's Message) must be received by the Exchange Agent within three (3) business days after the date of delivery of the Notice of Guaranteed Delivery. Any holder who wishes to tender Debentures pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Debentures prior to 5:00 p.m., New York City time, on the Expiration Date.


     3. Signatures.

          (a) All signatures must correspond exactly with the way your name is written on the Debenture certificate(s) without alteration, variation or any change whatsoever.

          (b) If the Debenture(s) surrendered with this Letter of Transmittal is
     (are) owned of record by two or more joint owners, all such owners must sign the Letter of Transmittal.


          (c) If your Debentures are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Debentures.


          (d) If the Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity and such person is not the registered Debenture holder, such person must indicate their capacity when signing this Letter of Transmittal and must submit proper evidence of his or her authority to act.

     4. Signature Guarantee. Each signature on a Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed unless the Debentures surrendered for exchange pursuant hereto are tendered (i) by a registered holder of the Debentures who has not completed either the box entitled "Special Exchange Instructions" or the box entitled "Special Delivery Instructions" in the Letter of Transmittal, or (ii) for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agent Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (an "Eligible Institution"). In the event that a signature on a Letter of Transmittal or a notice of withdrawal, as the case may be, is required to be guaranteed, such guarantee must be by an Eligible Institution. If the Debenture holder is a person other than the signer of this Letter of Transmittal, see Instruction 8.

     5. Description of Debentures Tendered. Please review, and if required, make any corrections to, the form entitled "DESCRIPTION OF DEBENTURES TENDERED" which sets forth the Debentures which are to be delivered to the Company with this Letter of Transmittal upon your acceptance of the Exchange Offer.


     6. Indication of Exchange Rate at which Debentures are being Tendered. For Debentures to be validly tendered, the Debenture holder must check the box indicating the exchange rate per $1,000 principal amount of Debentures at which he or she is tendering Debentures under "Exchange Rate (In Shares of Common Stock per $1,000 Principal Amount of Debentures) at Which Debentures Are Being Tendered" in this Letter of Transmittal. Only one box may be checked. If more than one box is checked, there is no valid tender of Debentures. If no box is checked, the tendered Debentures will be deemed to be tendered at 54 shares of Common Stock for each $1,000 principal amount of Debentures. A Debenture holder wishing to tender portions of his or her Debenture holdings at different exchange rates must complete a separate Letter of Transmittal for each exchange rate at which he or she wishes to tender each such portion of his or her Debentures. The same Debentures cannot be tendered (unless previously validly withdrawn as provided in the Prospectus) at more than one exchange rate.

     7. Inadequate Space. If the space provided is inadequate, the numbers of the Debenture certificate(s) delivered for exchange should be listed on a separate signed schedule and attached hereto.

     8. Bond Powers and Endorsements. If the Letter of Transmittal is signed by a person other than the registered holder of the Debentures, the Debentures surrendered for exchange must either (i) be endorsed by the registered holder, with the signature thereon guaranteed by an Eligible Institution, or (ii) be accompanied by a bond power, in satisfactory form as determined by the Company in its sole discretion, duly executed by the registered holder, with the signature thereon guaranteed by an Eligible Institution. The term "registered holder" as used herein with respect to the Debentures means any person in whose name the Debentures are registered on the books of the Registrar.

     9. Partial Tenders (Not Applicable To Debenture holders Who Tender By Book-Entry Transfer). If fewer than all the Debentures represented by any Debenture certificate delivered to the Exchange Agent are to be tendered, fill in the number of Debentures that are to be tendered in the box entitled "Number of Debentures Tendered." In such case, a new Debenture certificate for the remainder of the Debentures represented by the old Debenture certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the "Special Exchange Instructions" or "Special Delivery Instructions" boxes on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Exchange Offer. All Debentures represented by Debenture certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.


     10. Special Delivery Instructions. Unless instructions to the contrary are given in the Special Delivery Instructions on this Letter of Transmittal, certificates for shares of Common Stock issued pursuant to this Letter of Transmittal, together with any untendered Debenture(s), will be mailed to the address of the registered owner shown in the records of the Company.



     11. Lost or Destroyed Certificates. If your Debenture certificates have been either lost or destroyed, notify the Exchange Agent of this fact promptly by mail at the address set forth above. You will then be instructed as to the steps you must take in order to exchange the Debenture(s) that you own. You should act promptly if you wish to protect your rights.



     12. Additional Copies. Additional copies of this Letter of Transmittal may be obtained from, and all inquires with respect to the surrender of the Debentures should be made directly to D.F. King & Co., Inc., 77 Water Street, New York, New York 10005; Telephone: (212) 269-5550 (collect) or 1-800-207-2014
(toll-free).


     13. Substitute Form W-9; Withholding. Each surrendering Debenture holder is required to provide the Company with such Debenture Holder's correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 and to certify whether the Debenture holder is subject to backup withholding. The TIN that must be provided is that of the registered holder of the Debenture(s) or of the last transferee appearing in the transfers attached to or endorsed on the Debenture certificate(s). Failure to provide the information on the Substitute Form W-9 may subject the surrendering Debenture holder to Federal income tax withholding on payments made to such surrendering Debenture holder with respect to the Debentures and on future interest payments or dividends, if any, paid by the Company. A Debenture holder must cross out item (2) in the Certification box of Substitute Form W-9 (Part 3) if such Debenture holder has been notified by the Internal Revenue Service that such Debenture holder is currently subject to backup withholding. The box in Part 2 of the Substitute Form W-9 should be checked if the surrendering Debenture holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked and the Company is not provided with a TIN within sixty
(60) days thereafter, the Company will withhold 31% of all such interest payments and dividends until a TIN is provided to the Company. Foreign investors should consult their tax advisors regarding the need to complete IRS Form W-8 and any other forms that may be required.

                           IMPORTANT TAX INFORMATION

     Under federal income tax law, the Company is required to file a report with the Internal Revenue Service ("IRS") disclosing any payments of cash being made to each Debenture holder pursuant to the Exchange Offer and to impose backup withholding if required. If the correct certifications on Substitute Form W-9 are not provided, a $50 penalty may be imposed by the IRS and payments made for Debentures may be subject to backup withholding. Withholding is also required if the IRS notifies the recipient that it is subject to backup withholding as a result of a failure to report interest and dividends.

     In order to avoid backup withholding of Federal income tax resulting from a failure to provide a correct certification, a recipient who is a United States citizen or resident must provide the Company with his or her correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 as set forth on this Letter of Transmittal. Such recipient must certify under penalties of perjury that such number is correct and that such recipient is not otherwise subject to backup withholding. The TIN that must be provided is that of the registered holder of the Debenture(s) or of the last transferee appearing on the transfers attached to or endorsed on the Debenture certificate(s). Foreign investors should consult their tax advisors regarding the need to complete IRS Form W-8 and any other forms that may be required.

     If backup withholding applies, the Company is required to withhold 31% of any payments made to the recipient. Backup withholding is not an additional Federal income tax. Rather, the Federal income tax liability of a person subject to backup withholding will be the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

               PAYOR'S NAME:  HARRIS TRUST COMPANY OF CALIFORNIA

--------------------------------------------------------------------------------
 SUBSTITUTE                       PART 1--PLEASE PROVIDE YOUR TIN IN   TIN:
 FORM W-9                         THE BOX AT RIGHT AND CERTIFY BY           Social Security Number or
 DEPARTMENT OF THE TREASURY       SIGNING AND DATING BELOW.                 Employer Identification
 INTERNAL REVENUE SERVICE                                              Number
                                 ------------------------------------------------------------------------
 PAYOR'S REQUEST FOR TAXPAYER    NAME (Please Print)                  PART 2--
 IDENTIFICATION NUMBER (TIN)     ------------------------------------- Awaiting TIN  [ ]
 AND CERTIFICATES                ADDRESS
                                 -------------------------------------
                                 CITY          STATE          ZIP
                                 CODE
                                 ------------------------------------------------------------------------
                                  PART 3--CERTIFICATION--UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT
                                  (1) the number shown on this form is my correct taxpayer identification number (or a TIN has not been issued to me but I have mailed or delivered an application to receive a TIN or intend to do so in the near future), (2) I am not subject to backup withholding either because
                                  I have not been notified by the Internal Revenue Service (the "IRS")
                                  that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding, and (3) all other information provided on this form is true, correct and complete.
                                  SIGNATURE  DATE __________________
                                  You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.
---------------------------------------------------------------------------------------------------------

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                     IN PART 2 OF THE SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

-----------------------------------------------------   ------------------------
                    Signature                                    Date

-----------------------------------------------------   ------------------------
                    Signature                                    Date

FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER.

                   ANY QUESTIONS CONCERNING TENDER PROCEDURES
                   MAY BE DIRECTED TO THE INFORMATION AGENT.

                           The Information Agent is:

                             D.F. KING & CO., INC.

                                77 Water Street
                            New York, New York 10005
                    Telephone: (212) 269-5550 (call collect)

                     Telephone: 1-800-207-2014 (toll-free)


                             The Exchange Agent is:

                       HARRIS TRUST COMPANY OF CALIFORNIA

              By Mail:                       By Overnight Courier:                      By Hand:
 Harris Trust Company of California   Harris Trust Company of California   Harris Trust Company of California
c/o Harris Trust Company of New York c/o Harris Trust Company of New York c/o Harris Trust Company of New York
         Wall Street Station              77 Water Street, 4th Floor                 Receive Window
            P.O. Box 1010                     New York, NY 10005               77 Water Street, 5th Floor
       New York, NY 10268-1010                                                     New York, NY 10005
                                          By Facsimile Transmission:
                                       (For Eligible Institutions Only)
                                                (212) 701-7636
                                                (212) 701-7637
                                             Confirm by Telephone:
                                                (212) 701-7624